MERCURY LOW DURATION PORTFOLIO
                                 OF FAM SERIES FUND, INC.

                         Supplement dated May 13, 2005 to the
                              Prospectus dated May 1, 2005


The following changes are made to the Prospectus of Mercury Low Duration Portfolio (the "Portfolio").

The section captioned "How the Portfolio Invests" beginning on page 7 of the Portfolio's Prospectus is amended as follows:

The first bullet point following the sentence "The Portfolio invests in bonds within the following ratings limitation guidelines:" is deleted in its entirety and replaced with the following:

at least 70% of net assets in bonds rated at least A or, if short-term, the second highest quality grade, by at least one of the major rating agencies such as Moody's Investors Service, Inc. ("Moody") or Standard & Poor's ("S&P")